EXHIBIT 24

SPARTECH CORPORATION AND SUBSIDIARIES

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for the fiscal year ending November 3, 2001, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: January 22, 2002 s/ Ralph B. Andy

Ralph B. Andy

Director

EXHIBIT 24

SPARTECH CORPORATION AND SUBSIDIARIES

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for the fiscal year ending November 3, 2001, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: January 22, 2002 /s/Roy Dobson

Roy Dobson

Director

EXHIBIT 24

SPARTECH CORPORATION AND SUBSIDIARIES

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for the fiscal year ending November 3, 2001, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: January 22, 2002 /s/Calvin O'Connor

Calvin O'Connor

Director

EXHIBIT 24

SPARTECH CORPORATION AND SUBSIDIARIES

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries the for fiscal year ending November 3, 2001, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: January 22, 2002 /s/Jackson W. Robinson

Jackson W. Robinson

Director

EXHIBIT 24

SPARTECH CORPORATION AND SUBSIDIARIES

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for the fiscal year ending November 3, 2001, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: January 22, 2002 /s/Richard B. Scherrer

Richard B. Scherrer

Director

EXHIBIT 24

SPARTECH CORPORATION AND SUBSIDIARIES

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for the fiscal year ending November 3, 2001, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: January 22, 2002 /s/Craig A. Wolfanger

Craig A. Wolfanger

Director